UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

SEPTEMBER 14, 2007

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III

WMT III SERIES G/J TRADING VEHICLE LLC

(Rule 140 Co-Registrant No. 1)

WORLD MONITOR TRUST III – SERIES G

(Rule 140 Co-Registrant No. 4)

WORLD MONITOR TRUST III – SERIES J

(Rule 140 Co-Registrant No. 7)

(Exact name of Registrant as Specified in its Charter)

20-1697966 (Registrant)
20-2469369 (Co-Registrant No. 1)
20-1697966 (Co-Registrant No. 4)
Delaware	333-119612	20-2446281 (Co-Registrant No. 7)
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrants’ Certifying Accountant.

(a)	On September 14, 2007, the Board of Directors of Preferred Investment Solutions Corp. (the “Managing Owner”), the Managing Owner of World Monitor Trust III (Series G and J) and WMT III Series G/J Trading Vehicle LLC (“Registrants”), dismissed Deloitte & Touche LLP (“D&T”) as the registered public accounting firm for the Registrants.

The reports of D&T on the Registrants’ financial statements as of and for the two most recent fiscal years (ending December 31, 2006 and December 31, 2005) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the Registrants’ two most recent fiscal years (ending December 31, 2006 and December 31, 2005) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Registrants have had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrants for such periods. During the two most recent fiscal years (ended December 31, 2006 and December 31, 2005) and through the date of this Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Managing Owner, on behalf of the Registrants, has provided D&T with a copy of the foregoing disclosures and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrants set forth above. A copy of D&T’s letter dated September 17, 2007 is filed as an Exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
16.2	Letter of Deloitte & Touche LLP dated September 17, 2007 regarding the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrants in the capacities indicated on September 19, 2007.

Date: September 19, 2007	WORLD MONITOR TRUST III – SERIES G

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and Chief Financial Officer

WORLD MONITOR TRUST III – SERIES J

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and Chief Financial Officer

WMT III SERIES G/J TRADING VEHICLE LLC

WORLD MONITOR TRUST III – SERIES G

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and Chief Financial Officer

WORLD MONITOR TRUST III – SERIES J

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and Chief Financial Officer